FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2008

AVI BioPharma, Inc.

(Exact name of registrant as specified in its charter)

Oregon	001-14895	93-0797222
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

One S.W. Columbia, Suite 1105

Portland, OR 97258

(Address of principal executive offices)

(503) 227-0554

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 25, 2008, after consideration of presentations and recommendations of management, the Compensation Committee (the “Committee”) of AVI BioPharma, Inc. (“Company”) took the following actions:

Fiscal 2007 Base Salaries. The base salary levels, effective January 1, 2008, of the persons who are anticipated to be the Company’s named executive officers for 2008 are as follows:

Name	Title	2007 Base Salary	2008 Base Salary
Alan P. Timmins	President and Chief Operating Officer	$310,000	$316,000

Patrick L. Iversen, Ph.D.	Senior Vice President of Research and Development	$260,000	$265,000

Dwight D. Weller, Ph.D.	Senior Vice President of Chemistry and Manufacturing	$240,000	$248,400

Peter D. O’Hanley, Ph.D, M.D.,	Senior Vice President of Clinical Development and Regulatory Affairs	$260,000	$270,400

Mark M. Webber	Chief Financial Officer	$235,000	$242,520

2007 Cash Bonus. The following bonuses were established for persons who are anticipated to be among the Company’s named executive officers for 2008:

Name	Title	Bonus
Alan P. Timmins	President and Chief Operating Officer	$43,500

Patrick L. Iversen, Ph.D.	Senior Vice President of Research and Development	$27,700

Dwight D. Weller, Ph.D.	Senior Vice President of Chemistry and Manufacturing	$30,000

Peter D. O’Hanley, Ph.D., M.D.	Senior Vice President of Clinical Development and Regulatory Affairs	$42,000

Mark M. Webber	Chief Financial Officer	$27,500

Stock Option Awards. Incentive stock option for the purchase of the Company’s common stock were granted effective February 28, 2008 to the persons who are anticipated to be among the named executive officers of the Company for 2008, pursuant to the Company’s 2002 Equity Incentive Plan (the “2002 Plan”) as follows:

Name	Title	Shares Subject to Option Grant
Alan P. Timmins	President and Chief Operating Officer	90,000

Patrick L. Iversen, Ph.D.	Senior Vice President of Research and Development	75,000

Dwight D. Weller, Ph.D.	Senior Vice President of Chemistry and Manufacturing	75,000

Peter D. O’Hanley, Ph.D., M.D	Senior Vice President of Clinical Development and Regulatory Affairs	82,500

Mark M. Webber	Chief Financial Officer	75,000

The stock options granted become exercisable starting twelve months after the grant date, with one-third of the options becoming exercisable at that time and an additional one-third of the options becoming exercisable on the second and third anniversary dates of the option grant, respectively. The options are subject to the terms of the 2002 Plan and the individual award agreements.  The exercise price per share of the shares subject to the option grants is $1.39, the reported closing price on the Nasdaq Stock Market on February 28, 2008 (the grant date).

Item 7.01  Regulation FD Disclosure

The information set forth above is incorporated by reference herein.

Item 8.01  Other Events

The information set forth above is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland, State of Oregon, on February 29, 2008.

AVI BioPharma, Inc.

By:	/s/ ALAN P. TIMMINS

Alan P. Timmins
President and Chief Operating Officer (Principal Operating Officer)